UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group™

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 1/31

Date of reporting period: 1/31/18

Item 1. Reports to Stockholders.

Golub Group Equity Fund

Annual Report

January 31, 2018

Fund Adviser:

Golub Group, LLC

1850 Gateway Drive, Suite 100

San Mateo, CA 94404

Toll Free (866) 954-6682

Management’s Discussion of Fund Performance for the Fiscal Year Ended January 31, 2018 (Unaudited)

The Golub Group Equity Fund (the “Fund”) returned 18.18% for the fiscal year ended January 31, 2018. In comparison, our benchmark, the S&P 500® Index (the “S&P 500”)*, returned 26.41% during the same period. Since inception on April 1, 2009, the Fund has returned 237.62% as compared to the 319.22% return of the benchmark.

The S&P 500 continued its upward trajectory and 2017 calendar year marked its ninth consecutive year of positive returns on the strength of a healthy rebound in corporate profits and the year-end passage of President Trump’s much anticipated tax reform bill. While the final numbers are still coming in, it looks like corporate earnings for the year will grow about 17.4% and revenue growth will be about 7%, achieving the strongest earnings growth since 2010 and the highest revenue growth since 2011. Corporate tax reform will bring the Federal corporate income tax rate down from 35% to 21% and bring the U.S. rate well below the global average of 25%, making U.S. businesses more competitive and more profitable by providing a boost to earnings. In addition, the introduction of a territorial tax system, which will remove the tax on earnings generated outside of the U.S., will now act as an incentive to bring back foreign earned profits and reinvest these profits back into the U.S. economy. Both of these should boost corporate profits and aid overall economic growth.

During the period, while absolute returns were strong, the Fund underperformed on a relative basis primarily due to security selection and the relatively high cash balance. From a sector perspective, relative to the benchmark, the portfolio maintained an overweight position in Technology, Financials, Industrials and the Consumer Discretionary sector. Within our largest weighted sector Technology, all of our holdings were up greater than 30% for the period. Our top performing stocks were Deere up 55.2%, Visa up 50.2% and Cognizant Technology Solutions up 48.3%. Berkshire Hathaway ended the period as our largest holding followed by Flowserve, Allergan and Alphabet. The Fund finished the period with 14.8% of its assets in cash.

From a sector perspective, both Consumer Staples and Consumer Discretionary, though both positive, were our worst performing sectors. New positions Chipotle Mexican Grill and Expedia both had negative returns during the period. Allergan was our worst performing stock falling 17.7% during the period. Of the 31 positions held during the period, only seven had negative returns.

We added the following four new positions to the Fund: Expedia, Priceline Group (now Booking Holdings), Chipotle Mexican Grill and LabCorp. During the period we sold the following seven positions in their entirety: Diageo, American International Group (AIG), Pepsi, C.R. Bard, Stericycle, Wells Fargo, and Time Warner.

In addition to the stock and security selection, the advisor’s decision to waive fees and reimburse expenses to the Fund due to the expense limitation cap impacted performance. Had the advisor not waived and reimbursed these expenses, the performance of the Fund would have been lower.

We remain focused on our long term discipline of investing in high-quality, large-cap businesses that trade at attractive valuations and are confident that our style of investing is particularly well-suited for the period ahead.

Sincerely,

Golub Group, LLC

* The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (866) 954-6682. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Investment Results (Unaudited)

Average Annual Total Returns as of January 31, 2018(a)

	One Year	Three Year	Five Year	Since Inception (April 1, 2009)
Golub Group Equity Fund	18.18%	12.57%	13.27%	14.76%
S&P 500 Index(b)	26.41%	14.66%	15.91%	17.61%
Total annual operating expenses, as disclosed in the most recent Golub Group Equity Fund (the
“Fund”) prospectus dated May 31, 2017, were 1.38% of average daily net assets (1.26% after fee waivers/expense reimbursements by Golub Group, LLC (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until May 31, 2018, so that
Total Annual Fund Operating Expenses do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of Valued Advisers Trust
(the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to:
(i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales,
(vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the
Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired
Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses.
Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or expense reimbursement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 954-6682.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Information pertaining to the Fund’s expense ratios as of January 31, 2018 can be found in the financial highlights.

(b)

The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (866) 954-6682. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of the Growth of a $10,000 Investment in the

Golub Group Equity Fund and the S&P 500® Index

(Unaudited)

The chart above assumes an initial investment of $10,000 made on April 1, 2009 (commencement of Fund operations) and held through January 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (866) 954-6682. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

(a)	As a percentage of net assets. As of January 31, 2018, the Fund held no securities in the Energy, Real Estate, Telecommunication Services or Utilities sectors.

The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Golub Group Equity Fund

Schedule of Investments

January 31, 2018

Shares		Fair Value
Common Stocks – 85.27%

	Consumer Discretionary – 11.82%
6,260	Chipotle Mexican Grill, Inc.*	$2,032,998
14,650	Expedia, Inc.	1,875,347
53,330	General Motors Co.	2,261,725
629	Priceline Group, Inc./The*	1,202,679

		7,372,749

	Consumer Staples – 2.78%
39,015	Mondelez International, Inc., Class A	1,732,266

	Financials – 17.98%
82,300	Bank of America Corp.	2,633,600
33,075	Bank of New York Mellon Corp./The	1,875,353
22,300	Berkshire Hathaway, Inc., Class B*	4,780,674
24,515	Citigroup, Inc.	1,923,937

		11,213,564

	Health Care – 13.95%
18,090	Allergan PLC	3,260,903
7,155	Laboratory Corp. of America Holdings*	1,248,548
21,670	Medtronic PLC	1,861,236
25,875	Novartis AG ADR	2,330,302

		8,700,989

	Industrials – 13.68%
37,420	Colfax Corp.*	1,497,548
7,240	Deere & Co.	1,204,881
87,825	Flowserve Corp.	3,980,229
6,875	W.W. Grainger, Inc.	1,853,913

		8,536,571

	Information Technology – 21.40%
2,725	Alphabet, Inc., Class A*	3,221,549
11,840	Apple, Inc.	1,982,371
21,655	Cognizant Technology Solutions Corp., Class A	1,688,657
11,230	Fiserv, Inc.*	1,581,633
24,500	Microsoft Corp.	2,327,745
20,485	Visa, Inc., Class A	2,544,852

		13,346,807

	Materials – 3.66%
98,345	Owens-Illinois, Inc.*	2,283,571

	Total Common Stocks (Cost $39,820,911)	53,186,517

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Schedule of Investments (continued)

January 31, 2018

Shares		Fair Value
Money Market Securities – 13.21%
8,236,740	Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.26%(a)	$8,236,740

	Total Money Market Securities (Cost $8,236,740)	8,236,740

	Total Investments – 98.48% (Cost $48,057,651)	61,423,257

	Other Assets in Excess of Liabilities – 1.52%	949,266

	NET ASSETS – 100.00%	$62,372,523

(a)	Rate disclosed is the seven day effective yield as of January 31, 2018.

*	Non-income producing security.

ADR	– American Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Statement of Assets and Liabilities

January 31, 2018

Assets
Investments in securities at fair value (cost $48,057,651)	$61,423,257
Receivable for fund shares sold	120,848
Receivable for investments sold	885,313
Dividends receivable	23,580
Prepaid expenses	7,535
Total Assets	62,460,533
Liabilities
Payable for fund shares redeemed	9,983
Payable to Adviser	48,376
Payable to Administrator	8,313
Other accrued expenses	21,338
Total Liabilities	88,010
Net Assets	$62,372,523
Net Assets consist of:
Paid-in capital	$47,370,775
Accumulated net investment loss	(32,373)
Accumulated undistributed net realized gain from investments	1,668,515
Net unrealized appreciation on investments	13,365,606
Net Assets	$62,372,523
Shares outstanding (unlimited number of shares authorized, no par value)	3,209,330
Net asset value (“NAV”), offering and redemption price per share	$19.43

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Statement of Operations

For the year ended January 31, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $10,742)	$727,547
Total investment income	727,547
Expenses
Investment Adviser	576,735
Administration	55,152
Fund accounting	25,000
Transfer agent	20,000
Legal	17,566
Audit and tax preparation	17,200
Printing	12,342
Custodian	9,380
Registration	7,397
Insurance	7,370
Trustee	6,223
Miscellaneous	12,267
Total expenses	766,632
Fees contractually waived by Adviser	(45,426)
Net operating expenses	721,206
Net investment income	6,341
Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment securities transactions	4,778,617
Net change in unrealized appreciation of investment securities	4,959,470
Net realized and change in unrealized gain on investments	9,738,087
Net increase in net assets resulting from operations	$9,744,428

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Increase in Net Assets due to: Operations
Net investment income	$6,341	$110,307
Net realized gain on investment securities transactions	4,778,617	3,022,101
Net change in unrealized appreciation of investment securities	4,959,470	6,002,536
Net increase in net assets resulting from operations	9,744,428	9,134,944
Distributions From
Net investment income	—	(131,250)
Net realized gains	(4,486,398)	(3,821,429)
Total distributions	(4,486,398)	(3,952,679)
Capital Transactions
Proceeds from shares sold	5,238,281	5,753,373
Reinvestment of distributions	4,486,398	3,952,679
Amount paid for shares redeemed	(6,428,589)	(5,009,373)
Net increase in net assets resulting from capital transactions	3,296,090	4,696,679
Total Increase in Net Assets	8,554,120	9,878,944
Net Assets
Beginning of year	53,818,403	43,939,459
End of year	$62,372,523	$53,818,403
Accumulated net investment loss included in net assets at the end of year	$(32,373)	$(47,427)
Share Transactions
Shares sold	279,029	337,776
Shares issued in reinvestment of distributions	246,235	223,189
Shares redeemed	(341,724)	(288,628)
Net increase in shares outstanding	183,540	272,337

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended January 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of year	$17.79	$15.96	$17.98	$17.94	$15.76

Investment operations:

Net investment income	– (a)	0.04	0.06	0.07	0.10 (b)

Net realized and unrealized gain on investments	3.13	3.18	0.11	1.54	3.09

Total from investment operations	3.13	3.22	0.17	1.61	3.19

Less distributions to shareholders from:

Net investment income	–	(0.05)	(0.05)	(0.07)	(0.10)

Net realized gains	(1.49)	(1.34)	(2.14)	(1.50)	(0.91)

Total distributions	(1.49)	(1.39)	(2.19)	(1.57)	(1.01)

Net asset value, end of year	$19.43	$17.79	$15.96	$17.98	$17.94

Total Return(c)	18.18%	20.21%	0.42%	8.74%	20.20%

Ratios and Supplemental Data:
Net assets, end of year (000)	$62,373	$53,818	$43,939	$46,249	$41,084
Ratio of expenses to average net assets after expense waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before expense waiver	1.33%	1.37%	1.40%	1.39%	1.45%
Ratio of net investment income to average net assets after expense waiver	0.01%	0.22%	0.34%	0.33%	0.58%

Portfolio turnover rate	22.38%	26.59%	42.99%	34.45%	29.83%

(a)	Amount is less than $0.005.
(b)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the year.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Notes to the Financial Statements

January 31, 2018

NOTE 1. ORGANIZATION

The Golub Group Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on April 1, 2009. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Golub Group, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended January 31, 2018, the Fund did not incur any interest or penalties.

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2018

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

For the fiscal year ended January 31, 2018, the Fund made the following reclassifications to increase (decrease) the components of net assets, which were due primarily to net operating losses:

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Undistributed Net Realized Gain from Investments
$ –	$8,713	$(8,713)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2018

particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at net asset value (“NAV”) provided by the pricing service of the funds. These securities are categorized as Level 1 securities.

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2018

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the owner might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$53,186,517	$–	$–	$53,186,517
Money Market Securities	8,236,740	–	–	8,236,740
Total	$61,423,257	$–	$–	$61,423,257
(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of January 31, 2018 based on hierarchy levels assigned at January 31, 2017.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2018

an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2018, the Adviser earned a fee of $576,735 from the Fund before the waivers described below. At January 31, 2018, the Fund owed the Adviser $48,376.

The Adviser has contractually agreed to waive its management fee or limit its fee and reimburse certain Fund operating expenses, until May 31, 2018, so that the ratio of total annual operating expenses does not exceed 1.25%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds, closed-end funds and money market funds that have their own expenses. For the fiscal year ended January 31, 2018, the Adviser waived fees of $45,426. Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within three fiscal years following the date in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. As of January 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $176,740 from the Fund no later than January 31, 2021.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended January 31, 2018, the Administrator earned fees of $55,152 for administration services, $25,000 for fund accounting services and $20,000 for transfer agent services. At January 31, 2018, the Fund owed the Administrator $8,313 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2018

limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not active and will not be activated prior to May 31, 2018.

There were no payments made by the Fund to the Distributor during the fiscal year ended January 31, 2018.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2018, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	Sales
$11,097,130	$15,460,135

There were no purchases or sales of long-term U.S. government obligations during fiscal year ended January 31, 2018.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2018, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder, 96% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At January 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$14,398,524
Gross Depreciation	(1,033,437)
Net Appreciation on Investments	$13,365,087

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2018

At January 31, 2018, the aggregate cost of securities for federal income tax purposes was $48,058,170.

The tax characterization of distributions for the fiscal years ended January 31, 2018 and January 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary Income*	$110,328	$652,727
Long-Term Capital Gains	4,376,070	3,299,952
	$4,486,398	$3,952,679
*	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$1,669,034
Accumulated Capital and Other Losses	(32,373)
Unrealized Appreciation (Depreciation)	13,365,087
$15,001,748

At January 31, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred losses as follows:

Qualified Late Year Ordinary Loss
$32,373

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Golub Group Equity Fund

Notes to the Financial Statements (concluded)

January 31, 2018

NOTE 9. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Golub Group Equity Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Golub Group Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Golub Group Equity Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 26, 2018

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example in the table below is based on an investment of $1,000 invested at the beginning of the period, and held for the six month period from August 1, 2017 to January 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During the Period(a)
Actual	$1,000.00	$1,093.30	$6.59
Hypothetical(b)	$1,000.00	$1,018.90	$6.36

(a)	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Assumes a 5% return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you received in January 2018 shows the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2018, the Fund designated $4,376,070 as 20% long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the independent trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships

Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	None.

Ira P. Cohen, 59 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Mark J. Seger, 56 Trustee Since March 2017	Current: President, Managing Director, and Co-Founder, Ultimus Fund Solutions, LLC (since 1999); Treasurer and Managing Director, Ultimus Fund Distributors, LLC (since 1999); President and Managing Director, Ultimus Asset Services, LLC (since 2016).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Bo J. Howell, 36 Principal Executive Officer and President Since March 2017	Current: Vice President, Director of Fund Administration, Ultimus Fund Solutions, LLC (since 2014). Previous: Counsel, Securities and Mutual Funds, Western & Southern Financial Group (2012 – 2014).	None.

Bryan W. Ashmus, 45 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.

Carol J. Highsmith, 53 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Brandon R. Kipp, 34 Chief Compliance Officer since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.

Matthew J. Miller, 41 Vice President Since December 2011

Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1998 to December 2015), most recently Vice President of Relationship Management (2005 to December 2015).

None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 954-6682 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Renewal (Unaudited)

At a meeting held on December 12, 2017, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Golub Agreement”) between Valued Advisers Trust (the “Trust”) and Golub Group, LLC (“Golub”) with respect to the Golub Group Equity Fund (the “Golub Fund”). Golub provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Golub and the Golub Agreement. In assessing these factors, the Board took into consideration information furnished by Golub and Trust management for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Golub Fund and its shareholders by Golub; (ii) quarterly assessments of the investment performance of the Golub Fund by personnel of Golub; (iii) commentary on the reasons for the Golub Fund’s performance; (iv) presentations by Golub addressing Golub’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Golub Fund and Golub; (vi) disclosure information contained in the registration statement for the Golub Fund and the Form ADV of Golub; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Golub Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Golub, including its financial information, a description of personnel and the services it provides to the Golub Fund; information on Golub’s investment advice and performance; summaries of the Golub Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Golub Fund; and (c) the benefits to be realized by Golub from its relationship with the Golub Fund. The Board did not identify any particular information that was most relevant to its consideration of the Golub Agreement and each Trustee may have afforded different weight to the various Factors.

1.

The nature, extent, and quality of the services to be provided by Golub. In this regard, the Board considered Golub’s responsibilities under the Golub Agreement. The Trustees considered the services being provided by Golub to the Golub Fund. The Trustees discussed, among other things: the quality of Golub’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Golub Fund’s investment objectives and limitations, its coordination of services for the Golub Fund among the Golub Fund’s service providers, and its efforts to promote the Golub Fund and grow its assets. The Trustees considered Golub’s continuity of, and commitment to retain, qualified personnel and Golub’s commitment to maintain and enhance its resources and systems. The Trustees considered Golub’s personnel, including the education and experience of the personnel. The Trustees noted the addition of personnel dedicated to business development, and the potential benefits to the Golub Fund. After considering the foregoing information and further information in the Meeting materials provided by Golub (including Golub’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Golub were satisfactory and adequate for the Golub Fund.

2.	Investment Performance of the Golub Fund and Golub. In considering the investment performance of the Golub Fund and Golub, the Trustees compared the performance of the Golub Fund with the performance of funds in the same Morningstar category, as well as with peer group data and the Golub Fund’s benchmark. The Trustees noted that the Golub Fund had underperformed compared to its peer group for one month, three month, and year-to-date periods ended September 30, 2017, but had outperformed for the one year, three year, and five year periods ended on that date. They observed that the Golub Fund had underperformed its category average for all periods presented and had also underperformed as compared to its benchmark for those periods. The Trustees also considered the consistency of Golub’s management of the Golub Fund with its investment objective, strategies, and limitations. The Trustees considered the Golub Fund’s performance relative to the performance of Golub’s equity composite and noted that the performance of the composite was higher for 2016. They considered Golub’s explanation regarding the reasons for the difference, and determined that the explanation was reasonable. After reviewing and discussing the investment performance of the Golub Fund further, Golub’s experience managing the Golub Fund, Golub’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Golub Fund and Golub was acceptable.

3.

The costs of the services to be provided and profits to be realized by Golub from the relationship with the Golub Fund. In considering the costs of services to be provided and the profits to be realized by Golub from the relationship with the Golub Fund, the Trustees considered: (1) Golub’s financial condition; (2) asset level of the Golub Fund; (3) the overall expenses of the Golub Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Golub regarding its profits associated with managing the Golub Fund. The Trustees also considered potential benefits for Golub in managing the Golub Fund. The Trustees then compared the fees and expenses of the Golub Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Golub Fund’s advisory fee and net expense ratio were above the average and median of its Morningstar category, but well below the maximum. They also noted that the Golub Fund’s advisory fee was comparable to the average and median of its custom peer group, and the net expense ratio was below the average and median of its custom peer group. Based on the foregoing, the Board concluded that the fees to be paid to Golub by the Golub Fund and the profits to be realized by Golub, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Golub.

4.	The extent to which economies of scale would be realized as the Golub Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Golub Fund’s investors. In this regard, the Board considered the Golub Fund’s fee arrangements with Golub. The Board considered that while the management fee remained the same at all asset levels, the Golub Fund’s shareholders had experienced benefits from the Golub Fund’s expense limitation arrangement, and that Golub had agreed to extend that arrangement for another year. They also noted that the Golub Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreements with service providers other than Golub. In light of the foregoing, the Board determined that the Golub Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Golub.

5.	Possible conflicts of interest and benefits to Golub. In considering Golub’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Golub Fund; the basis of decisions to buy or sell securities for the Golub Fund and/or Golub’s other accounts; and the substance and administration of Golub’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Golub’s potential conflicts of interest. The Trustees discussed Golub’s practices for seeking best execution for the Golub Fund’s portfolio transactions. In terms of other benefits to Golub, the Trustees considered Golub’s perspective that the Golub Fund provides an investment option for smaller accounts, and the public nature of the Golub Fund provides credibility to Golub’s operations. Based on the foregoing, the Board determined that Golub’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Golub Agreement.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and account transactions

◾  account transactions, transaction or loss history and purchase history

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-866-954-6682

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

◾  open an account or deposit money

◾  buy securities from us or sell securities to us

◾  make deposits or withdrawals from your account or provide account information

◾  give us your account information

◾  make a wire transfer

◾  tell us who receives the money

◾  tell us where to send the money

◾  show your government-issued ID

◾  show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes — information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾  Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾  Valued Advisers Trust doesn’t jointly market financial products or services to you.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 954-6682 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Trustees

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

Officers

Bo J. Howell, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Carol J. Highsmith, Vice President and Secretary

Brandon R. Kipp, Chief Compliance Officer

Matthew J. Miller, Vice President

Investment Adviser

Golub Group, LLC

1850 Gateway Drive, Suite 100

San Mateo, CA 94404

Distributor

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Custodian

Huntington National Bank

41 South High Street

Columbus, OH 43215

Administrator, Transfer Agent and Fund Accountant

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Golub Group Equity Fund:	FY 2018	$13,500
	FY 2017	$13,000

(b)	Audit-Related Fees

Golub Group Equity Fund:	FY 2018	$0
	FY 2017	$0

(c)	Tax Fees

Golub Group Equity Fund:	FY 2018	$3,000
	FY 2017	$3,000

Nature of the fees:        Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Golub Group Equity Fund:	FY 2018	$0
	FY 2017	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	100%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$3,000	$0
FY 2017	$3,000	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)	(1)	Code is filed herewith.

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By	/s/ Bo J. Howell
Bo J. Howell, President and Principal Executive Officer

Date 4/3/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Bo J. Howell
Bo J. Howell, President and Principal Executive Officer

Date 4/3/18

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date 4/3/18